UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT
                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)  July  9, 2004
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                       NOVO NETWORKS, INC.
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      (Exact Name of Registrant as Specified in Its Charter)




           Delaware                0-28579         75-2233445
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       (State or Other           (Commission      (IRS Employer
Jurisdiction of Incorporation)  File Number)   Identification No.)



    2311 Cedar Springs Road, Suite 400
               Dallas, Texas                        75201
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 (Address of Principal Executive Offices)         (Zip Code)



Registrant's Telephone Number, Including Area Code  (214) 777-4100
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  (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure

     On July 9, 2004, the Registrant's Board of Directors appointed Peter J. Mixter as a Class I Director. Mr. Mixter has been selected to fill the vacancy left by the resignation of Russell W. Beiersdorf,
who stepped down as a Class I Director, effective May 11, 2004.   Mr.
Mixter will serve out the remainder of Mr. Beiersdorf's term, which continues until the 2006 Annual Meeting of the Registrant's stockholders.



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed on the Registrant's behalf by the undersigned hereunto duly authorized.

                              NOVO NETWORKS, INC.


Date:  July 9, 2004          By:   /s/ STEVEN W. CAPLE
                                  ---------------------------
                              Name:  Steven W. Caple
                              Title: President



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